Exhibit 10.10

Execution Version

CHANNELADVISOR CORPORATION

THIRD AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

CHANNELADVISOR CORPORATION

THIRD AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

THIS THIRD AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT (the “Agreement”) is entered into as of the 26th day of April, 2007, by and among CHANNELADVISOR CORPORATION, a Delaware corporation (the “Company”) and the investors listed on Exhibit A hereto, referred to hereinafter as the “Investors” and each individually as an “Investor.”

RECITALS

WHEREAS, certain of the Investors (the “Prior Investors”) and the Company are parties to an Amended and Restated Investor Rights Agreement, dated as of April 27, 2005, as amended as of April 19, 2006 (the “Prior Agreement”);

WHEREAS, certain of the Investors are purchasing shares of the Company’s Series C Preferred Stock (the “Series C Preferred”), pursuant to that certain Series C Preferred Stock Purchase Agreement (the “Purchase Agreement”) of even date herewith (the “Financing”);

WHEREAS, the obligations in the Purchase Agreement are conditioned upon the execution and delivery of this Agreement;

WHEREAS, the parties to the Prior Agreement desire to amend and restate the Prior Agreement and accept the rights and covenants hereof in lieu of their rights and covenants under the Prior Agreement; and

WHEREAS, in connection with the consummation of the Financing, the Company and the Investors have agreed to the registration rights, information rights, and other rights as set forth below.

NOW, THEREFORE, in consideration of these premises and for other good and valid consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1.	GENERAL.

1.1 Amendment and Restatement of Prior Agreement. The Prior Agreement is hereby amended in its entirety and restated herein. Such amendment and restatement is effective upon the execution of the Agreement by the Company and the holders of a majority in interest of the Registrable Securities (as defined in the Prior Agreement) held by the Prior Investors outstanding as of the date of this Agreement. Upon such execution, all provisions of, rights granted and covenants made in the Prior Agreement are hereby waived, released and superseded in their entirety and shall have no further force or effect, including, without limitation, all rights of first refusal and any notice period associated therewith otherwise applicable to the transactions contemplated by the Purchase Agreement.

1.2 Definitions. As used in this Agreement the following terms shall have the following respective meanings:

(a) “Common Stock” shall mean the Company’s common stock, $0.001 par value per share.

(b) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(c) “Form S-3” means such form under the Securities Act as in effect on the date hereof or any successor or similar registration form under the Securities Act subsequently adopted by the SEC which permits inclusion or incorporation of substantial information by reference to other documents filed by the Company with the SEC.

(d) “Holder” means any person owning of record Registrable Securities that have not been sold to the public or any assignee of record of such Registrable Securities in accordance with Section 2.10 hereof.

(e) “Initial Offering” means the Company’s first firm commitment underwritten public offering of its Common Stock registered under the Securities Act.

(f) “NEA” shall mean New Enterprise Associates 12, Limited Partnership, NEA Ventures 2007, Limited Partnership and their affiliates.

(g) “Purchase Agreement” shall have the meaning set forth in the Recitals.

(h) “Preferred Stock” shall mean the Series C Preferred, the Series B-1 Preferred, the Series B Preferred and the Series A Preferred.

(i) “Qualified Offering” shall mean a firm commitment underwritten public offering of the Common Stock pursuant to a registration statement filed with the Commission under the Securities Act which results in all outstanding shares of the Preferred Stock being converted into Common Stock. “Register,” “registered,” and “registration” refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of effectiveness of such registration statement or document.

(j) “Registrable Securities” means (a) Common Stock of the Company issuable or issued upon conversion of the Shares or exercise of the Warrants and (b) any Common Stock of the Company issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, such above-described securities. Notwithstanding the foregoing, Registrable Securities shall not include any securities (i) sold by a person to the public either pursuant to a registration statement or Rule 144, (ii) sold in a private transaction in which the transferor’s rights under Section 2 of this Agreement are not assigned or (iii) held by a Holder (together with its affiliates) if, the Company has completed its Initial Offering and all shares of Common Stock of the Company issuable or issued upon conversion of the Shares held by and issuable to such Holder (and its affiliates) may be sold pursuant to Rule 144, without restrictions on volume.

(k) “Registrable Securities then outstanding” shall be the number of shares of the Company’s Common Stock that are Registrable Securities and either (a) are then issued and outstanding or (b) are issuable pursuant to then exercisable or convertible securities.

(l) “Registration Expenses” shall mean all expenses incurred by the Company in complying with Sections 2.2, 2.3 and 2.4 hereof, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel for the Company, reasonable fees and disbursements of a single special counsel for the Holders (not to exceed $35,000), blue sky fees and expenses and the expense of any special audits incident to or required by any such registration (but excluding the compensation of regular employees of the Company which shall be paid in any event by the Company).

(m) “SEC” or “Commission” means the Securities and Exchange Commission.

(n) “Securities Act” shall mean the Securities Act of 1933, as amended.

(o) “Selling Expenses” shall mean all underwriting discounts and selling commissions applicable to the sale.

(p) “Series A Preferred” shall mean the Company’s Series A Preferred Stock, par value $0.001 per share.

(q) “Series B Preferred” shall mean the Company’s Series B Preferred Stock, par value $0.001 per share.

(r) “Series B-1 Preferred” shall mean the Company’s Series B-1 Preferred Stock, par value $0.001 per share.

(s) “Series C Preferred” shall have the meaning set forth in the Recitals.

(t) “Shares” shall mean (i) the Series C Preferred issued pursuant to the Purchase Agreement or otherwise acquired or held from time to time by the Investors and their permitted assigns, (ii) the Series B-1 Preferred issued pursuant to that certain Series B-1 Preferred Stock Purchase Agreement, dated as of April 19, 2006 or otherwise acquired or held from time to time by the Investors and their permitted assigns, (iii) the Series B Preferred issued pursuant to that certain Series B Preferred Stock Purchase Agreement, dated as of April 27, 2005 or otherwise acquired or held from time to time by the Investors and their permitted assigns and (iv) the Series A Preferred held by the Prior Investors and their permitted assigns.

(u) “Special Registration Statement” shall mean (i) a registration statement relating to any employee benefit plan or (ii) with respect to any corporate reorganization or transaction under Rule 145 of the Securities Act, including any registration statements related to the issuance or resale of securities issued in such a transaction or (iii) a registration related to stock issued upon conversion of debt securities.

(v) “Warrants” shall have the meaning set forth in the Purchase Agreement.

SECTION 2.	REGISTRATION; RESTRICTIONS ON TRANSFER.

2.1 Restrictions on Transfer.

(a) Each Holder agrees not to make any disposition of all or any portion of the Shares or Registrable Securities unless and until:

(i) there is then in effect a registration statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with such registration statement; or

(ii) (A) The transferee has agreed in writing to be bound by the terms of this Agreement, (B) such Holder shall have notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, and (C) if reasonably requested by the Company, such Holder shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company, that such disposition will not require registration of such shares under the Securities Act. It is agreed that the Company will not require opinions of counsel for transactions made pursuant to Rule 144, except in unusual circumstances. After its Initial Offering, the Company will not require the transferee to be bound by the terms of this Agreement.

(b) Notwithstanding the provisions of subsection (a) above, no such restriction shall apply to a transfer by a Holder that is (A) a partnership transferring to its partners or former partners in accordance with partnership interests, (B) a corporation transferring to a wholly-owned subsidiary or a parent corporation that owns all of the capital stock of the Holder, (C) a limited liability company transferring to its members or former members in accordance with their interest in the limited liability company, (D) an individual transferring to the Holder’s family member or trust for the benefit of an individual Holder, (E) an entity transferring to an affiliate of such Holder (subject to applicable securities laws), (F) an entity transferring to an affiliated partnership, limited liability company or fund managed by a Holder or any of their respective directors, officers, partners or members (subject to applicable securities laws), or (G) effecting a transfer that does not change the beneficial ownership of such Holder of the Shares or Registrable Securities; provided that in each case the transferee will agree in writing to be subject to the terms of this Agreement to the same extent as if he, she or it were an original Holder hereunder.

(c) Each certificate representing Shares or Registrable Securities shall be stamped or otherwise imprinted with legends substantially similar to the following (in addition to any legend required under applicable state securities laws):

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “ACT”) AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY AND ITS COUNSEL THAT SUCH REGISTRATION IS NOT REQUIRED.

THE SALE, PLEDGE, HYPOTHECATION OR TRANSFER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE IS SUBJECT TO THE TERMS AND CONDITIONS OF A CERTAIN INVESTOR RIGHTS AGREEMENT BY AND BETWEEN THE STOCKHOLDER AND THE COMPANY. COPIES OF SUCH AGREEMENT MAY BE OBTAINED UPON WRITTEN REQUEST TO THE SECRETARY OF THE COMPANY.

(d) The Company shall be obligated to reissue promptly unlegended certificates at the request of any Holder thereof if the Company has completed its Initial Offering and the Holder shall have obtained an opinion of counsel (which counsel may be counsel to the Company) reasonably acceptable to the Company to the effect that the securities proposed to be disposed of may lawfully be so disposed of without registration, qualification and legend, provided that the second legend listed above shall be removed only at such time as the Holder of such certificate is no longer subject to any restrictions hereunder.

(e) Any legend endorsed on an instrument pursuant to applicable state securities laws and the stop-transfer instructions with respect to such securities shall be removed upon receipt by the Company of an order of the appropriate blue sky authority authorizing such removal.

2.2 Demand Registration.

(a) Subject to the conditions of this Section 2.2, if the Company shall receive a written request from the Holders of at least a majority of the Registrable Securities (the “Initiating Holders”) that the Company file a registration statement under the Securities Act covering all or part of the Registrable Securities (provided that the anticipated aggregate offering price, net of underwriting discounts and commissions, is at least $5,000,000), then the Company shall, within thirty (30) days of the receipt thereof, give written notice of such request to all Holders, and subject to the limitations of this Section 2.2, effect, as expeditiously as reasonably possible, the registration under the Securities Act of all Registrable Securities that all Holders request to be registered.

(b) If the Initiating Holders intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to this Section 2.2 or any request pursuant to Section 2.4 and the Company shall include such information in the written notice referred to in Section 2.2(a) or Section 2.4(a), as applicable. In such event, the right of any Holder to include its Registrable Securities in such registration shall be conditioned upon such Holder’s participation in such underwriting and the inclusion of such Holder’s Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by a majority in interest of the Initiating Holders (which underwriter or underwriters shall be reasonably acceptable to the Company). Notwithstanding any other provision of this Section 2.2 or Section 2.4, if the underwriter advises the Company that marketing factors require a limitation of the number of securities to be underwritten (including Registrable Securities) then the Company shall so advise all Holders of Registrable Securities which would otherwise be underwritten pursuant hereto, and the number of shares that may be included in the underwriting shall be allocated to the Holders of such Registrable Securities on a pro rata basis based on the number of Registrable Securities held by all such Holders (including the Initiating Holders); provided, however, that the number of shares of Registrable Securities to be included in such underwriting and registration shall not be reduced unless all other securities of the Company are first entirely excluded from the underwriting and registration. Any Registrable Securities excluded or withdrawn from such underwriting shall be withdrawn from the registration.

(c) The Company shall not be required to effect a registration pursuant to this Section 2.2:

(i) prior to the earlier of (A) four (4) years from the date of this Agreement or (B) one hundred eighty (180) days following the effective date of the registration statement pertaining to the Initial Offering;

(ii) after the Company has effected two (2) demand registrations pursuant to this Section 2.2, and such registrations have been declared or ordered effective;

(iii) during the period starting with the date of filing of, and ending on the date one hundred eighty (180) days following the effective date of the Initial Offering; provided that the Company makes reasonable good faith efforts to cause such registration statement to become effective;

(iv) if within thirty (30) days of receipt of a written request from Initiating Holders pursuant to Section 2.2(a), the Company gives notice to the Holders of the Company’s intention to file a registration statement for its Initial Offering within ninety (90) days; provided that the Company makes reasonable good faith efforts to cause such registration statement to become effective;

(v) if the Company shall furnish to Holders requesting a registration statement pursuant to this Section 2.2, a certificate signed by the Chairman of the Board stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its stockholders for such registration statement to be effected at such time, in which event the Company shall have the right to defer such filing for a period of not more than ninety (90) days after receipt of the request of the Initiating Holders; provided that such right to delay a request shall be exercised by the Company not more than once in any twelve (12) month period;

(vi) if the Initiating Holders propose to dispose of shares of Registrable Securities that may be immediately registered on Form S-3 pursuant to a request made pursuant to Section 2.4 below; or

(vii) in any particular jurisdiction in which the Company would be required to qualify to do business or to execute a general consent to service of process in effecting such registration, qualification or compliance.

2.3 Piggyback Registrations. The Company shall notify all Holders of Registrable Securities in writing at least thirty (30) days prior to the filing of any registration statement under the Securities Act for purposes of a public offering of securities of the Company (including, but not limited to, registration statements relating to secondary offerings of securities of the Company, but excluding Special Registration Statements) and will afford each such Holder an opportunity to include in such registration statement all or part of such Registrable Securities held by such Holder. Each Holder desiring to include in any such registration statement all or any part of the Registrable Securities held by it shall, within fifteen (15) days after the above-described notice from the Company, so notify the Company in writing. Such notice shall state the intended method of disposition of the Registrable Securities by such Holder. If a Holder decides not to include all of its Registrable Securities in any registration statement thereafter filed by the Company, such Holder shall nevertheless continue to have the right to include any Registrable Securities in any subsequent registration statement or registration statements as may be filed by the Company with respect to offerings of its securities, all upon the terms and conditions set forth herein.

(a) Underwriting. If the registration statement under which the Company gives notice under this Section 2.3 is for an underwritten offering, the Company shall so advise the Holders of Registrable Securities. In such event, the right of any such Holder to be included in a registration pursuant to this Section 2.3 shall be conditioned upon such Holder’s participation in such underwriting and the inclusion of such Holder’s Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their Registrable Securities through such underwriting shall enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Company. Notwithstanding any other provision of this Agreement, if the underwriter determines in good faith that marketing factors require a limitation of the number of shares to be underwritten, the number of shares that may be included in the underwriting shall be allocated, first, to the Company; second, to the Holders on a pro rata basis based on the total number of Registrable Securities held by the Holders; and third, to any stockholder of the Company (other than a Holder) on a pro rata basis; provided, however, that no such reduction shall reduce the amount of securities of the selling Holders included in the registration below thirty percent (30%) of the total amount of securities included in such registration, unless such offering is the Initial Offering and such registration does not include shares of any other selling stockholders, in which event any or all of the Registrable Securities of the Holders may be excluded in accordance with the immediately preceding clause. In no event will shares of any other selling stockholder be included in such registration that would reduce the number of shares which may be included by Holders without the written consent of Holders of not less than a majority of the Registrable Securities proposed to be sold in the offering. If any Holder disapproves of the terms of any such underwriting, such Holder may elect to withdraw therefrom by written notice to the Company and the underwriter, delivered at least ten (10) business days prior to the effective date of the registration statement. Any Registrable Securities excluded or withdrawn from such underwriting shall be excluded and withdrawn from the registration. For any Holder which is a partnership or corporation, the partners, retired partners and stockholders of such Holder, or the estates and family members of any such partners and retired partners and any trusts for the benefit of any of the foregoing person shall be deemed to be a single “Holder,” and any pro rata reduction with respect to such “Holder” shall be based upon the aggregate amount of shares carrying registration rights owned by all entities and individuals included in such “Holder,” as defined in this sentence.

(b) Right to Terminate Registration. The Company shall have the right to terminate or withdraw any registration initiated by it under this Section 2.3 whether or not any Holder has elected to include securities in such registration, and shall promptly notify any Holder that has elected to include shares in such registration of such termination or withdrawal. The Registration Expenses of such withdrawn registration shall be borne by the Company in accordance with Section 2.5 hereof.

2.4 Form S-3 Registration. In case the Company shall receive from any Holder or Holders of Registrable Securities a written request or requests that the Company effect a registration on Form S-3 (or any successor to Form S-3) or any similar short-form registration statement and any related qualification or compliance with respect to all or a part of the Registrable Securities owned by such Holder or Holders, the Company will:

(a) promptly give written notice of the proposed registration, and any related qualification or compliance, to all other Holders of Registrable Securities; and

(b) as soon as practicable, effect such registration and all such qualifications and compliances as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Holder’s or Holders’ Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any other Holder or Holders joining in such request as are specified in a written request given within fifteen (15) days after receipt of such written notice from the Company; provided, however, that the Company shall not be obligated to effect any such registration, qualification or compliance pursuant to this Section 2.4:

(i) if Form S-3 is not available for such offering by the Holders, or

(ii) if the Holders, together with the holders of any other securities of the Company entitled to inclusion in such registration, propose to sell Registrable Securities and such other securities (if any) at an aggregate price to the public of less than five hundred thousand dollars ($500,000), or

(iii) if within thirty (30) days of receipt of a written request from any Holder or Holders pursuant to this Section 2.4, the Company gives notice to such Holder or Holders of the Company’s intention to make a public offering within ninety (90) days, other than pursuant to a Special Registration Statement; provided that the Company makes reasonable good faith efforts to cause such registration statement to become effective, or

(iv) if the Company shall furnish to the Holders a certificate signed by the Chairman of the Board of Directors of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its stockholders for such Form S-3 registration to be effected at such time, in which event the Company shall have the right to defer the filing of the Form S-3 registration statement for a period of not more than ninety (90) days after receipt of the request of the Holder or Holders under this Section 2.4; provided, that such right to delay a request shall be exercised by the Company not more than once in any twelve (12) month period, or

(v) in any particular jurisdiction in which the Company would be required to qualify to do business or to execute a general consent to service of process in effecting such registration, qualification or compliance.

(c) Subject to the foregoing, the Company shall file a Form S-3 registration statement covering the Registrable Securities and other securities so requested to be registered as soon as practicable after receipt of the requests of the Holders. Registrations effected pursuant to this Section 2.4 shall not be counted as demands for registration or registrations effected pursuant to Section 2.2.

2.5 Expenses of Registration. Except as specifically provided herein, all Registration Expenses incurred in connection with any registration, qualification or compliance pursuant to Section 2.2 or any registration under Section 2.3 or Section 2.4 herein shall be borne by the Company. All Selling Expenses incurred in connection with any registrations hereunder, shall be borne by the holders of the securities so registered pro rata on the basis of the number of shares so registered. The Company shall not, however, be required to pay for expenses of any registration proceeding begun pursuant to Section 2.2 or 2.4, the request of which has been subsequently withdrawn by the Initiating Holders unless (a) the withdrawal is based upon material adverse information concerning the Company of which the Initiating Holders were not aware at the time of such request or (b) the Holders of a majority of Registrable Securities agree to forfeit their right to one requested registration pursuant to the applicable section, in which event such right shall be forfeited by all Holders. If the Holders are required to pay the Registration Expenses, such expenses shall be borne by the holders of securities (including Registrable Securities) requesting such registration in proportion to the number of shares for which registration was requested. If the Company is required to pay the Registration Expenses of a withdrawn offering pursuant to clause (a) above, then the Holders shall not forfeit their rights pursuant to Section 2.2 or Section 2.4, as applicable.

2.6 Obligations of the Company. Whenever required to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

(a) prepare and file with the SEC a registration statement with respect to such Registrable Securities and use all reasonable efforts to cause such registration statement to become effective, and, upon the request of the Holders of a majority of the Registrable Securities registered thereunder, keep such registration statement effective for up to ninety (90) days or, if earlier, until the Holder or Holders have completed the distribution related thereto; provided, however, that at any time, upon written notice to the participating Holders and for a period not to exceed sixty (60) days thereafter (the “Suspension Period”), the Company may delay the filing or effectiveness of any registration statement or suspend the use or effectiveness of any registration statement (and the Initiating Holders hereby agree not to offer or sell any Registrable Securities pursuant to such registration statement during the Suspension Period) if the Company reasonably believes that there is or may be in existence material nonpublic information or events involving the Company, the failure of which to be disclosed in the prospectus included in the registration statement could result in a Violation (as defined below). In the event that the Company shall exercise its right to delay or suspend the filing or effectiveness of a registration hereunder, the applicable time period during which the registration statement is to remain effective shall be extended by a period of time equal to the duration of the Suspension Period. The Company may extend the Suspension Period for an additional consecutive sixty (60) days with the consent of the holders of a majority of the Registrable Securities registered or to be registered under the applicable registration statement, which consent shall not be unreasonably withheld. No more than two (2) such Suspension Periods shall occur in any twelve (12) month period. If so directed by the Company, all Holders registering shares under such registration statement shall (i) not offer to sell any Registrable Securities pursuant to the registration statement during the period in which the delay or suspension is in effect after receiving notice of such delay or suspension; and (ii) use their best efforts to deliver to the Company (at the Company’s expense) all copies, other than permanent file copies then in such Holders’ possession, of the prospectus relating to such Registrable Securities current at the time of receipt of such notice.

(b) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement for the period set forth in subsection (a) above.

(c) Furnish to the Holders such number of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.

(d) Use its reasonable efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders (and to maintain such registrations and qualifications effective for the applicable period of time set forth in Section 2.6(a) above); provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

(e) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter(s) of such offering. Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement.

(f) Notify each Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing. The Company will use reasonable efforts to amend or supplement such prospectus in order to cause such prospectus not to include any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

(g) Use its reasonable efforts to furnish, on the date that such Registrable Securities are delivered to the underwriters for sale, if such securities are being sold through underwriters, (i) an opinion, dated as of such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters, if any, and (ii) a letter, dated as of such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering addressed to the underwriters.

(h) Cause all such Registrable Securities covered by such registration statement to be listed on each securities exchange on which similar securities issued by the Company are then listed (or, if not then listed, on such exchange(s) as may be reasonably requested by a holders of at least majority of the Registrable Securities held by the participating Holders or, in the case of registrations pursuant to Section 2.2 above, the Initiating Holders).

(i) Provide for a transfer agent and registrar and CUSIP number for all such shares not later than the effective date of such registration statement.

(j) Make available for inspection by any participating Holder, by any underwriter participating in any distribution pursuant to such registration statement and by any attorney, accountant or other agent retained by any participating Holder or by any such underwriter all financing and other records, pertinent corporate documents and properties (other than confidential intellectual property and trade secrets of the Company) of the Company and cause the Company’s officers, directors, employees and independent accountants to supply all information reasonably requested by any such Holder, underwriter, attorney, accountant or agent in connection with such registration statement.

(k) Permit any Holder of Registrable Securities, which Holder, in its sole reasonable judgment, might be deemed to be an underwriter or a controlling person of the Company, to participate in the preparation of such registration statement and to require the insertion therein of material regarding such Holder, furnished to the Company in writing, which in the reasonable judgment of such Holder and its counsel should be included.

(l) In the event of the issuance of any stop order suspending the effectiveness of a registration statement, or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any Registrable Securities included in such registration statement for sale in any jurisdiction, the Company shall use its commercially reasonable efforts promptly to obtain the withdrawal of such order.

(m) Use its commercially reasonable efforts to, within the time periods required by applicable law, file all documents and reports required to be filed with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act, and to take any and all other actions to ensure the availability of the use of Form S-3 to the Company and the Holders.

2.7 Delay of Registration; Furnishing Information.

(a) No Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 2.

(b) It shall be a condition precedent to the obligations of the Company to take any action pursuant to Section 2.2, 2.3 or 2.4 that the selling Holders shall furnish to the Company such information regarding themselves, the Registrable Securities held by them and the intended method of disposition of such securities as shall be required to effect the registration of their Registrable Securities

(c) The Company shall have no obligation with respect to any registration requested pursuant to Section 2.2 or Section 2.4 if the underwriter for such offering advises the Company that marketing factors require a limitation on the number of securities to be underwritten, and as a result the anticipated aggregate offering price of the Registrable Securities to be included in the registration does not equal or exceed the requirements to trigger the Company’s obligations to initiate such registration pursuant to Section 2.2(a) or 2.4(b)(ii), as applicable.

2.8 Indemnification. In the event any Registrable Securities are included in a registration statement under Sections 2.2, 2.3 or 2.4:

(a) To the extent permitted by law, the Company will indemnify and hold harmless each Holder, the partners, members, officers and directors of each Holder, any underwriter (as defined in the Securities Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (each, a “Violation”) by the Company: (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement or incorporated reference therein, including any preliminary prospectus or final prospectus contained therein or any free writing prospectus, amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law in connection with the offering covered by such registration statement; and the Company will reimburse each such Holder, partner, member, officer, director, underwriter or controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided however, that the indemnity agreement contained in this Section 2.8(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company, which consent shall not be unreasonably withheld, nor shall the Company be liable in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by such Holder, partner, member, officer, director, underwriter or controlling person of such Holder.

(b) To the extent permitted by law, each Holder will, if Registrable Securities held by such Holder are included in the securities as to which such registration qualifications or compliance is being effected, indemnify and hold harmless the Company, each of its directors, its officers and each person, if any, who controls the Company within the meaning of the Securities Act, any underwriter and any other Holder selling securities under such registration statement or any of such other Holder’s partners, directors or officers or any person who controls such Holder, against any losses, claims, damages or liabilities (joint or several) to which the Company or any such director, officer, controlling person, underwriter or other such Holder, or partner, director, officer or controlling person of such other Holder may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any of the following statements: (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement or incorporated reference therein, including any preliminary prospectus or final prospectus contained therein or any free writing prospectuses, amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Securities Act (each, a “Holder Violation”), in each case to the extent (and only to the extent) that such Holder Violation occurs in reliance upon and in conformity with written information furnished by such Holder under an instrument duly executed by such Holder and stated to be specifically for use in connection with such registration; and each such Holder will reimburse any legal or other expenses reasonably incurred by the Company or any such director, officer, controlling person, underwriter or other Holder, or partner, officer, director or controlling person of such other Holder in connection with investigating or defending any such loss, claim, damage, liability or action if it is judicially determined that there was such a Holder Violation; provided, however, that the indemnity agreement contained in this Section 2.8(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld; provided further, that in no event shall any indemnity under this Section 2.8 exceed the net proceeds from the offering received by such Holder.

(c) Promptly after receipt by an indemnified party under this Section 2.8 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 2.8, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if materially prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 2.8, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 2.8.

(d) If the indemnification provided for in this Section 2.8 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any losses, claims, damages or liabilities referred to herein, the indemnifying party, in lieu of indemnifying such indemnified party thereunder, shall to the extent permitted by applicable law contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the Violation(s) or Holder Violation(s) that resulted in such loss, claim, damage or liability, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by a court of law by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission; provided, that in no event shall any contribution by a Holder hereunder exceed the net proceeds from the offering received by such Holder.

(e) The obligations of the Company and Holders under this Section 2.8 shall survive completion of any offering of Registrable Securities in a registration statement and the termination of this Agreement. No indemnifying party, in the defense of any such claim or litigation, shall, except with the consent of each indemnified party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.

2.9 Assignment of Registration Rights. The rights to cause the Company to register Registrable Securities pursuant to this Section 2 may be assigned by a Holder to a transferee or assignee of Registrable Securities (for so long as such shares remain Registrable Securities) that (a) is a subsidiary, parent, general partner, limited partner, retired partner, member or retired member of a Holder that is a corporation, partnership or limited liability company, (b) is a Holder’s family member or trust for the benefit of an individual Holder, or (c) acquires at least five hundred thousand (500,000) shares of Registrable Securities (as adjusted for stock splits and combinations) or, if less than five hundred thousand (500,000) shares, acquires all shares of Registrable Securities from Holder; provided, however, (i) the transferor shall, within ten (10) days after such transfer, furnish to the Company written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned and (ii) such transferee shall agree to be subject to all restrictions set forth in this Agreement.

2.10 Limitation on Subsequent Registration Rights. Other than as provided in Section 5.10, after the date of this Agreement, the Company shall not, without the prior written consent or waiver of the Holders of at least a majority of the Registrable Securities then outstanding, enter into any agreement with any holder or prospective holder of any securities of the Company that would grant such holder (i) rights to demand the registration of their shares, or to include their shares in a registration statement that would reduce the number of shares includable by the Holders or (ii) any other registration rights on a parity with or senior to those granted to the Holders hereunder, other than the right to a Special Registration Statement.

2.11 “Market Stand-Off” Agreement. Each Holder hereby agrees that, if requested by the Company and the managing underwriter of the Initial Offering, such Holder shall not sell, transfer, make any short sale of, grant any option for the purchase of, or enter into any hedging or similar transaction with the same economic effect as a sale, any Common Stock (or other securities) of the Company held by such Holder (other than those included in the Initial Offering or acquired in the public market after such offering) for a period specified by the Holders of a majority of the Registrable Securities then outstanding not to exceed 180 days following the effective date of the Registration Statement for the Initial Offering (or, if required by such underwriter, such longer period of time as is necessary to enable such underwriter to issue a research report or make a public appearance that relates to an earnings release or announcement by the Company within eighteen (18) days prior to or after the date that is one hundred eighty (180) days after the effective date of the registration statement relating to such offering, but in any event not to exceed two hundred ten (210) days following such effective date) (the “Restriction Period”); provided that:

(i) all officers and directors of the Company enter into similar agreements and such agreement shall provide that any discretionary waiver or termination of the restrictions of such agreement by the Company or the representative of the underwriters of Common Stock (or other securities) of the Company shall apply to the Investors pro rata, based on the number of Registrable Securities then outstanding held by the Investors and the holders of capital stock receiving the waiver or termination of such restrictions;

(ii) holders of a majority of the Registrable Securities then outstanding enter into similar agreements and such agreement shall provide that any discretionary waiver or termination of the restrictions of such agreement by the Company or the representative of the underwriters of Common Stock (or other securities) of the Company shall apply to the Investors pro rata, based on the number of Registrable Securities then outstanding held by the Investors and the holders of capital stock receiving the waiver or termination of such restrictions; and

(iii) holders of at least one percent (1%) of the Company’s voting securities, who are not otherwise a party to this Agreement, enter into similar agreements.

2.12 Agreement to Furnish Information. Each Holder agrees to execute and deliver such other agreements as may be reasonably requested by the Company or the underwriter that are consistent with the Holder’s obligations under Section 2.11 or that are necessary to give further effect thereto. In addition, if requested by the Company or the representative of the underwriters of Common Stock (or other securities) of the Company, each Holder shall provide, within ten (10) days of such request, such information as may be required by the Company or such representative in connection with the completion of any public offering of the Company’s securities pursuant to a registration statement filed under the Securities Act. The obligations described in Section 2.11 and this Section 2.12 shall not apply to a Special Registration Statement. The Company may impose stop-transfer instructions with respect to the shares of Common Stock (or other securities) subject to the restriction in Section 2.11 until the end of the Restriction Period. Each Holder agrees that any transferee of any shares of Registrable Securities shall be bound by Sections 2.11 and 2.12. The underwriters of the Company’s stock are intended third party beneficiaries of Sections 2.11 and 2.12 and shall have the right, power and authority to enforce the provisions hereof as though they were a party hereto.

2.13 Rule 144 Reporting. With a view to making available to the Holders the benefits of certain rules and regulations of the SEC which may permit the sale of the Registrable Securities to the public without registration, the Company agrees to use its best efforts to:

(a) Make and keep public information available, as those terms are understood and defined in SEC Rule 144 or any similar or analogous rule promulgated under the Securities Act, at all times after the effective date of the first registration filed by the Company for an offering of its securities to the general public;

(b) File with the SEC, in a timely manner, all reports and other documents required of the Company under the Exchange Act; and

(c) So long as a Holder owns any Registrable Securities, furnish to such Holder forthwith upon request: a written statement by the Company as to its compliance with the reporting requirements of said Rule 144 of the Securities Act, and of the Exchange Act (at any time after it has become subject to such reporting requirements); a copy of the most recent annual or quarterly report of the Company filed with the Commission; and such other reports and documents as a Holder may reasonably request in connection with availing itself of any rule or regulation of the SEC allowing it to sell any such securities without registration.

SECTION 3.	COVENANTS OF THE COMPANY.

3.1 Basic Financial Information and Reporting.

(a) The Company will maintain true books and records of account in which full and correct entries will be made of all its business transactions pursuant to a system of accounting established and administered in accordance with generally accepted accounting principles consistently applied (except as noted therein), and will set aside on its books all such proper accruals and reserves as shall be required under generally accepted accounting principles consistently applied.

(b) To the extent requested by an Investor, as soon as practicable after the end of each fiscal year of the Company, and in any event within one hundred twenty (120) days thereafter, the Company will furnish to such Investor a consolidated balance sheet of the Company, as at the end of such fiscal year, and a consolidated statement of income and a statement of cash flows of the Company, for such year, all prepared in accordance with generally accepted accounting principles consistently applied (except as noted therein) and setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail. Such financial statements shall be accompanied by a report and opinion thereon by independent public accountants of national standing selected by the Company’s Board of Directors.

(c) To the extent requested by an Investor, the Company will furnish to each Investor, as soon as practicable after the end of the first, second and third quarterly accounting periods in each fiscal year of the Company, and in any event within forty-five (45) days thereafter, a balance sheet of the Company as of the end of each such quarterly period, and a statement of income and a statement of cash flows of the Company for such period and for the current fiscal year to date, prepared in accordance with generally accepted accounting principles consistently applied (except as noted therein), with the exception that no notes need be attached to such statements and year-end audit adjustments may not have been made.

(d) So long as an Investor (with its affiliates) shall own at least (i) nine million (9,000,000) shares of Registrable Securities or (ii) an aggregate of three million (3,000,000) shares of Series B Preferred and Series B-1 Preferred (in each case as adjusted for stock splits and combinations) (each, a “Major Investor”), the Company will furnish each such Major Investor: (i) within thirty (30) days of approval by the Board of Directors, an annual budget and operating plans for such fiscal year (and as soon as available, any subsequent written revisions thereto); and (ii) as soon as practicable after the end of each month, and in any event within twenty (20) days thereafter, a balance sheet of the Company as of the end of each such month, and a statement of income and a statement of cash flows of the Company for such month and for the current fiscal year to date, including a comparison to plan figures for such period, prepared in accordance with generally accepted accounting principles consistently applied (except as noted thereon), with the exception that no notes need be attached to such statements and year-end audit adjustments may not have been made.

(e) As soon as reasonably practicable, the Company will provide each Major Investor copies of all reports and communications required to be delivered to the holders of Common Stock.

3.2 Inspection Rights. Each Major Investor shall have the right to visit and inspect any of the properties of the Company or any of its subsidiaries, and to discuss the affairs, finances and accounts of the Company or any of its subsidiaries with its officers, and to review such information as is reasonably requested all at such reasonable times and as often as may be reasonably requested; provided, however, that the Company shall not be obligated under this Section 3.2 with respect to a competitor of the Company or with respect to information which the Board of Directors determines in good faith is confidential or attorney-client privileged and should not, therefore, be disclosed.

3.3 Confidentiality of Records. Each Investor agrees to use the same degree of care as such Investor uses to protect its own confidential information, but no less than reasonable care, to keep confidential any information furnished to such Investor pursuant to Section 3.1 and 3.2 hereof that the Company identifies as being confidential or proprietary (so long as such information is not in the public domain), except that such Investor may disclose such proprietary or confidential information (i) to any partner, subsidiary or parent of such Investor for the purpose of evaluating its investment in the Company as long as such partner, subsidiary or parent is advised of the confidentiality provisions of this Section 3.3; (ii) at such time as it enters the public domain through no fault of such Investor; (iii) that is communicated to it free of any obligation of confidentiality; (iv) that is developed by Investor or its agents independently of and without reference to any confidential information communicated by the Company; or (v) as required by applicable law; and provided, further, that any Investor may provide aggregated financial information to its partners or members as required by any partnership agreement or limited liability operating agreement.

3.4 Reservation of Common Stock. The Company will at all times reserve and keep available, solely for issuance and delivery upon the conversion of the Shares and exercise of the Warrants, all Common Stock issuable from time to time upon such conversion or exercise.

3.5 Stock Vesting. Unless otherwise approved by the Board of Directors or the compensation committee thereof, (i) all stock options and other stock equivalents issued after the date of this Agreement to employees, directors, consultants and other service providers shall be subject to vesting in equal quarterly installments over four (4) years, and (ii) for new hires, the first 25% of the shares subject to option will vest no earlier than the one-year anniversary following such person’s full-time service commencement date or if later, the date of grant. With respect to any shares of stock purchased by any such person, the Company’s repurchase option shall provide that upon such person’s termination of employment or service with the Company, with or without cause, the Company or its assignee shall have the option to purchase at cost any unvested shares of stock held by such person.

3.6 Key Man Insurance. Subject to the approval of the Board of Directors, the Company will use its best efforts to maintain in full force and effect term life insurance in the amount of two million ($2,000,000) dollars on the lives of each of Scot Wingo and Aris Buinevicius, naming the Company as beneficiary.

3.7 Director and Officer Insurance. The Company will use its best commercially reasonable efforts to obtain and maintain in full force and effect director and officer liability insurance in an amount to be determined by the Board of Directors, including the NEA designee.

3.8 Directors’ Expenses. The Company shall reimburse each of the members of its Board of Directors who is not an employee of the Company, for all reasonable out-of-pocket expenses incurred by him/her in connection with attendance at Board meetings (including any meetings of committees of the Board) and any other meetings or events attended on behalf of and at the request of the Company. The Company shall not, however, pay any compensation to any of its directors for their services as directors, except that the Company may elect to compensate any independent director, provided, that any compensation to such independent directors shall be approved by at least a majority of the Board of Directors.

3.9 Compensation Committee. The Company shall establish and maintain a Compensation Committee of the Board of Directors which shall consist of no more than three directors, at least one of which shall be a designee of NEA and one of which shall be a designee of the Preferred Stock, voting together as a separate class (in addition to the NEA designee). No employee stock option plan, employee stock purchase plan, employee restricted stock plan or other employee equity compensation plan shall be established or amended without the approval of the Compensation Committee. All material compensation decisions of the Company, including awards under any stock option plan, shall require approval of the Compensation Committee.

3.10 Audit Committee. The Company shall establish and maintain an Audit Committee of the Board of Directors which shall consist of not more than three directors, none of which shall be employees of the Company and at least one of which shall be a director designated by the holders of Preferred Stock, voting together as a separate class.

3.11 Proprietary Information and Inventions Agreement. The Company shall require all employees and consultants to execute and deliver a Special Terms of Employment Agreement or a consulting agreement containing proprietary information, work product assignment and non-competition provisions substantially in a form approved by the Company’s counsel or Board of Directors, it being understood and agreed that currently existing agreements entered into between the Company and the parties thereto in the forms attached as exhibits to the Purchase Agreement satisfy this obligation.

3.12 Assignment of Right of First Refusal. In the event the Company elects not to exercise any right of first refusal or right of first offer the Company may have on a proposed transfer of any of the Company’s outstanding capital stock pursuant to the Company’s charter documents, by contract or otherwise, the Company shall, to the extent it may do so, assign such right of first refusal or right of first offer to each Major Investor. In the event of such assignment, each Major Investor shall have a right to purchase its pro rata portion of the capital stock proposed to be transferred. Each Major Investor’s pro rata portion shall be equal to the product obtained by multiplying (i) the aggregate number of shares proposed to be transferred by (ii) a fraction, the numerator of which is the number of shares of Registrable Securities held by such Major Investor at the time of the proposed transfer and the denominator of which is the total number of shares owned by all Major Investors at the time of such proposed transfer.

3.13 Approvals. The Company shall not, without the approval of a majority of the Board of Directors, authorize or enter into any agreement or transaction or series of related agreements or transactions (i) for the employment, termination, or regarding the compensation of, the President, Chief Executive Officer, or any senior manager who reports directly to the President or Chief Executive Officer of the Company, (ii) by which the Company would incur any debt, liability or other obligation in excess of $150,000, other than customer contracts in the ordinary course of business or (iii) for the acquisition or lease of facilities or real property.

3.14 Directors’ Liability and Indemnification. The Company’s Certificate of Incorporation and Bylaws shall provide (a) for elimination of the liability of director to the maximum extent permitted by law and (b) for indemnification of directors for acts on behalf of the Company to the maximum extent permitted by law. The Company will enter into indemnification agreements with each of the Preferred Directors (as defined below), to the extent such agreements have not been executed prior to the date hereof, in a form reasonably acceptable to such director.

3.15 Market Stand-Off Agreement. The Company shall use commercially reasonable efforts to cause (i) all entities and individuals that are holders of at least 1% of the outstanding voting securities of the Company or become holders of at least 1% of the outstanding voting securities of the Company after the date hereof, (ii) all employees, executives, consultants, advisors and other service providers to the Company who receive stock options of the Company after the date hereof, and (iii) all persons and entities who receive warrants or other rights to receive the Company’s capital stock after the date hereof to be bound by market stand-off restrictions substantially similar to the market stand-off agreement contained in Section 2.11 above.

3.16 Compliance with Laws. The Company will in good faith attempt to comply in all material respects with all applicable laws, rules, regulations and orders, noncompliance with which could adversely affect the Company’s business or condition, financial or otherwise including, without limitation, the filing of all tax returns and payment of all taxes and assessments when due by the Company unless such amounts are in dispute.

3.17 Termination of Covenants. All covenants of the Company contained in Section 3 of this Agreement (other than the provisions of Section 3.3) shall expire and terminate as to each Investor upon the earlier of (i) the effective date of the registration statement pertaining to a Qualified Offering or (ii) upon an “Asset Transfer” or “Acquisition”, each as defined in the Amended and Restated Company’s Certificate of Incorporation as in effect as of the date hereof (a “Change of Control”).

SECTION 4.	RIGHTS OF FIRST REFUSAL.

4.1 Subsequent Offerings. The Company shall not issue, sell or exchange, agree to issue, sell or exchange, or reserve or set aside for issuance, sale or exchange, any Equity Securities, as defined below, unless in each such case the Company shall have first complied with this Section 4 or the operation of this Section 4 shall have been waived in accordance with the terms herein. Subject to applicable securities laws, each Investor shall have a right of first refusal to purchase its pro rata share of all Equity Securities, that the Company may, from time to time, propose to sell and issue after the date of this Agreement, other than the Equity Securities excluded by Section 4.6 hereof. Each Investor’s pro rata share is equal to the ratio of (a) the number of shares of the Company’s Common Stock (including all shares of Common Stock issuable or issued upon conversion of the Shares or exercise of the Warrants) which such Investor is deemed to be a holder immediately prior to the issuance of such Equity Securities to (b) the total number of shares of the Company’s outstanding Common Stock (including all shares of Common Stock issued or issuable upon conversion of the Shares) immediately prior to the issuance of the Equity Securities. The term “Equity Securities” shall mean (i) any Common Stock, Preferred Stock or other security of the Company, (ii) any security convertible into or exercisable or exchangeable for, with or without consideration, any Common Stock, Preferred Stock or other security (including any option to purchase such a convertible security), (iii) any security carrying any warrant or right to subscribe to or purchase any Common Stock, Preferred Stock or other security or (iv) any such warrant or right.

4.2 Exercise of Rights. If the Company proposes to issue any Equity Securities, it shall give each Investor written notice of its intention, describing the Equity Securities, the price and the terms and conditions upon which the Company proposes to issue the same. Each Investor shall have fifteen (15) days from the giving of such notice to agree to purchase its pro rata share of the Equity Securities for the price and upon the terms and conditions specified in the notice by giving written notice to the Company and stating therein the quantity of Equity Securities to be purchased. Notwithstanding the foregoing, the Company shall not be required to offer or sell such Equity Securities to any Investor who would cause the Company to be in violation of applicable federal securities laws by virtue of such offer or sale.

4.3 Issuance of Equity Securities to Other Persons. If not all of the Investors elect to purchase their pro rata share of the Equity Securities, then the Company shall promptly notify in writing the Investors who do so elect and shall offer such Investors the right to acquire such unsubscribed shares. The Investors shall have five (5) days after receipt of such notice to notify the Company of its election to purchase all or a portion thereof of the unsubscribed shares. If the Investors fail to exercise in full the rights of first refusal, the Company shall have ninety (90) days thereafter to sell the Equity Securities in respect of which the Investor’s rights were not exercised, at a price and upon general terms and conditions not materially more favorable to the purchasers thereof than specified in the Company’s notice to the Investors pursuant to Section 4.2 hereof. If the Company has not sold such Equity Securities within ninety (90) days of the notice provided pursuant to Section 4.2, the Company shall not thereafter issue or sell any Equity Securities, without first offering such securities to the Investors in the manner provided above.

4.4 Termination and Waiver of Rights of First Refusal. Notwithstanding Section 5.14 (ii) of this Agreement, the rights of first refusal established by this Section 4 shall not apply to, and shall terminate on the effective date of the registration statement pertaining to the Company’s Qualified Offering. Notwithstanding Section 5.5 hereof, the rights of first refusal established by this Section 4 may be amended, or any provision waived with respect to a particular transaction, with the written consent of the Company and the Investors holding a majority of the Registrable Securities held by all Investors; provided, however, that any such waiver will also require the written consent of the Adversely Affected Holders (as defined in Section 5.5(d), if any).

4.5 Transfer of Rights of First Refusal. The rights of first refusal of each Investor under this Section 4 may be transferred to the same parties, subject to the same restrictions as any transfer of registration rights pursuant to Section 2.9.

4.6 Excluded Securities. The rights of first refusal established by this Section 4 shall have no application to any of the following Equity Securities:

(a) shares of Common Stock and/or options, warrants or other Common Stock purchase rights and the Common Stock issued pursuant to such options, warrants or other rights issued or to be issued after the Original Issue Date (as defined in the Company’s Amended and Restated Certificate of Incorporation, as amended from time to time) to employees, officers or directors of, or consultants or advisors to the Company or any subsidiary, pursuant to stock purchase or stock option plans or other arrangements that are approved by the Board of Directors, including a majority of the directors elected pursuant to Section D.2(h)(i) of Article IV of the Amended and Restated Certificate of Incorporation of the Company (the “Preferred Directors”);

(b) stock issued or issuable pursuant to any rights or agreements, options, warrants or convertible securities outstanding as of the date of this Agreement; and stock issued pursuant to any such rights or agreements granted after the date of this Agreement, so long as the rights of first refusal established by this Section 4 were complied with, waived, or were inapplicable pursuant to any provision of this Section 4.6 with respect to the initial sale or grant by the Company of such rights or agreements;

(c) any Equity Securities issued for consideration other than cash pursuant to a merger, consolidation, strategic alliance, acquisition or similar business combination approved by the Board of Directors, including a majority of the Preferred Directors;

(d) any Equity Securities issued in connection with any stock split, stock dividend or recapitalization by the Company;

(e) any Equity Securities issued pursuant to any equipment loan or leasing arrangement, real property leasing arrangement, or debt financing from a bank or similar financial or lending institution approved by the Board of Directors, including a majority of the Preferred Directors; and

(f) any Equity Securities that are issued by the Company pursuant to a registration statement filed under the Securities Act.

SECTION 5.	MISCELLANEOUS.

5.1 Governing Law. This Agreement shall be governed by and construed under the laws of the State of Delaware in all respects as such laws are applied to agreements among Delaware residents entered into and to be performed entirely within Delaware, without reference to conflicts of laws or principles thereof.

5.2 Successors and Assigns. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the parties hereto and their respective successors, assigns, heirs, executors, and administrators and shall inure to the benefit of and be enforceable by each person who shall be a holder of Registrable Securities from time to time; provided, however, that prior to the receipt by the Company of adequate written notice of the transfer of any Registrable Securities specifying the full name and address of the transferee, the Company may deem and treat the person listed as the holder of such shares in its records as the absolute owner and holder of such shares for all purposes, including the payment of dividends or any redemption price.

5.3 Entire Agreement. This Agreement, the Exhibits and Schedules hereto, the Purchase Agreement and the other documents delivered pursuant thereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and no party shall be liable or bound to any other in any manner by any oral or written representations, warranties, covenants and agreements except as specifically set forth herein and therein. Each party expressly represents and warrants that it is not relying on any oral or written representations, warranties, covenants or agreements outside of this Agreement.

5.4 Severability. In the event one or more of the provisions of this Agreement should, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provisions of this Agreement, and this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

5.5 Amendment and Waiver.

(a) Except as otherwise expressly provided, this Agreement may be amended or modified only upon the written consent of the Company and the holders of at least (i) a majority of the then-outstanding Registrable Securities and (ii) a majority of the then-outstanding Series C Preferred.

(b) Except as otherwise expressly provided, the obligations of the Company and the rights of the Holders under this Agreement may be waived only with the written consent of the holders of at least (i) a majority of the then-outstanding Registrable Securities and (ii) a majority of the then-outstanding Series C Preferred.

(c) For the purposes of determining the number of Holders or Investors entitled to vote or exercise any rights hereunder, the Company shall be entitled to rely solely on the list of record holders of its stock as maintained by or on behalf of the Company. Any amendment, termination or waiver effected in accordance with this Section 5.5 shall be binding on all parties hereto, even if they do not execute such consent.

(d) Notwithstanding the foregoing, if any amendment or waiver would adversely change a specifically enumerated right or obligation hereunder of one or more Investors (the “Adversely Affected Holders”) in a manner materially adverse and different from the manner in which such specifically enumerated right or obligation is changed with respect to other Investors, such amendment or waiver shall also require the written consent of the holders of a majority of the Registrable Securities then held by such Adversely Affected Holders.

5.6 Delays or Omissions. It is agreed that no delay or omission to exercise any right, power, or remedy accruing to any party, upon any breach, default or noncompliance by another party under this Agreement shall impair any such right, power, or remedy, nor shall it be construed to be a waiver of any such breach, default or noncompliance, or any acquiescence therein, or of any similar breach, default or noncompliance thereafter occurring. It is further agreed that any waiver, permit, consent, or approval of any kind or character on any party’s part of any breach, default or noncompliance under the Agreement or any waiver on such party’s part of any provisions or conditions of this Agreement must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement, by law, or otherwise afforded to any party, shall be cumulative and not alternative.

5.7 Notices. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified, (b) when sent by confirmed electronic mail or facsimile if sent during normal business hours of the recipient; if not, then on the next business day, (c) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the party to be notified at the address as set forth on the signature pages hereof or Exhibit A hereto or at such other address or electronic mail address as such party may designate by ten (10) days advance written notice to the other parties hereto.

5.8 Attorneys’ Fees. In the event that any suit or action is instituted under or in relation to this Agreement, including without limitation to enforce any provision in this Agreement, the prevailing party in such dispute shall be entitled to recover from the losing party all fees, costs and expenses of enforcing any right of such prevailing party under or with respect to this Agreement, including without limitation, such reasonable fees and expenses of attorneys and accountants, which shall include, without limitation, all fees, costs and expenses of appeals.

5.9 Titles and Subtitles. The titles of the sections and subsections of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

5.10 Additional Investors. Notwithstanding anything to the contrary contained herein, if the Company shall issue additional shares of its Preferred Stock pursuant to the Purchase Agreement, any purchaser of such shares of Preferred Stock shall become a party to this Agreement by executing and delivering an additional counterpart signature page to this Agreement and shall be deemed an “Investor,” a “Holder” and a party hereunder. Notwithstanding anything to the contrary contained herein, if the Company shall issue Equity Securities in accordance with Section 4.6(c) or (e) of this Agreement, any purchaser of such Equity Securities may become a party to this Agreement by executing and delivering an additional counterpart signature page to this Agreement and shall be deemed an “Investor,” a “Holder” and a party hereunder.

5.11 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

5.12 Aggregation of Stock. All shares of Registrable Securities held or acquired by affiliated entities or persons or persons or entities under common management or control shall be aggregated together for the purpose of determining the availability of any rights under this Agreement.

5.13 Pronouns. All pronouns contained herein, and any variations thereof, shall be deemed to refer to the masculine, feminine or neutral, singular or plural, as to the identity of the parties hereto may require.

5.14 Termination. Except as otherwise set forth herein, this Agreement shall terminate and be of no further force or effect upon the earlier of (i) a Change of Control; or (ii) the date three (3) years following the closing of a Qualified Offering.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have executed this THIRD AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.

COMPANY:

CHANNELADVISOR CORPORATION

Signature:
Print Name: M. Scot Wingo
Title: President & Chief Executive Officer

THIRD AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

SIGNATURE PAGE

IN WITNESS WHEREOF, the parties hereto have executed this THIRD AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.

INVESTOR:

PURCHASER:

NEW ENTERPRISE ASSOCIATES 12, LIMITED PARTNERSHIP

By:	NEA Partners 12, Limited Partnership, its general partner
By:	NEA 12 GP, LLC, its general partner

By:

	Name:	Eugene A. Trainer, III

	Title:	Manager

NEA VENTURES 2007, LIMITED PARTNERSHIP

By:

Name:	Karen P. Welsh

Title:	General Partner

THIRD AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

SIGNATURE PAGE

IN WITNESS WHEREOF, the parties hereto have executed this THIRD AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.

INVESTOR:

ADVANCED TECHNOLOGY VENTURES VII, L.P.

By:	ATV Associates VII, L.L.C., its General Partner

By:
	Name:	Robert Hower
	Title:	Managing Member

ADVANCED TECHNOLOGY VENTURES VII (B), L.P.

By:	ATV Associates VII, L.L.C., its General Partner

By:
	Name:	Robert Hower
	Title:	Managing Member

ADVANCED TECHNOLOGY VENTURES VII (C), L.P.

By:	ATV Associates VII, L.L.C., its General Partner

By:
	Name:	Robert Hower
	Title:	Managing Member

ATV ENTREPRENEURS VII, L.P.

By:	ATV Associates VII, L.L.C., its General Partner

By:
	Name:	Robert Hower
	Title:	Managing Member

THIRD AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

SIGNATURE PAGE

IN WITNESS WHEREOF, the parties hereto have executed this THIRD AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.

INVESTOR:

KODIAK VENTURE PARTNERS II-A, L.P.

By:	Kodiak Ventures Management II, L.P., its General Partner

By:	Kodiak Ventures Management Company, Inc., its General Partner

By:
	Name:	David Furneaux
	Title:	President

KODIAK VENTURE PARTNERS II-B, L.P.

By:	Kodiak Ventures Management II, L.P., its General Partner

By:	Kodiak Ventures Management Company, Inc., its General Partner

By:
	Name:	David Furneaux
	Title:	President

KODIAK VENTURE PARTNERS III, L.P.

By:	Kodiak Ventures Management III, L.P., its General Partner

By:	Kodiak Ventures Management Company, LLC, its General Partner

By:	Kodiak Ventures Management Company, Inc., its Member

By:
	Name:	David Furneaux

	Title:	President

KODIAK III ENTREPRENEURS FUND, L.P.

By:	Kodiak Ventures Management III, L.P., its General Partner

By:	Kodiak Ventures Management Company, LLC, its General Partner

By:	Kodiak Ventures Management Company, Inc., its Member

By:
	Name:	David Furneaux
	Title:	President

THIRD AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

SIGNATURE PAGE

IN WITNESS WHEREOF, the parties hereto have executed this THIRD AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.

INVESTOR:

THE ATLANTIS GROUP, LLC

By:
Name:	Roberta B. Hardy
Title:	Chairperson

THIRD AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

SIGNATURE PAGE

IN WITNESS WHEREOF, the parties hereto have executed this THIRD AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.

INVESTOR:

SOUTHERN CAPITOL TECHNOLOGY FUND I, LLC

By:
Name:	Ben T. Brooks
Title:	Founding Member

SOUTHERN CAPITOL TECHNOLOGY FUND II, L.P.

By:
Name:	Ben T. Brooks
Title:	Founding Member

THIRD AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

SIGNATURE PAGE

IN WITNESS WHEREOF, the parties hereto have executed this THIRD AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.

INVESTOR:

TRI-STATE INVESTMENT GROUP IV, LLC

By:
Name:	Stephen Clossick
Title:	Administrator

THIRD AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

SIGNATURE PAGE

IN WITNESS WHEREOF, the parties hereto have executed this THIRD AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.

INVESTOR:

EBAY INC.

By:
Name:	Brian Levey
Title:	Assistant Secretary

THIRD AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

SIGNATURE PAGE

IN WITNESS WHEREOF, the parties hereto have executed this THIRD AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.

INVESTOR:

M. SCOT WINGO

THIRD AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

SIGNATURE PAGE

IN WITNESS WHEREOF, the parties hereto have executed this THIRD AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.

INVESTOR:

ARIS A. BUINEVICIUS

THIRD AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

SIGNATURE PAGE

IN WITNESS WHEREOF, the parties hereto have executed this THIRD AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.

INVESTOR:

CHARLES COLEMAN

THIRD AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

SIGNATURE PAGE

IN WITNESS WHEREOF, the parties hereto have executed this THIRD AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.

INVESTOR:

WALTER E. & LINDA M. DANIELS (AS JOINT TENANTS WITH RIGHT OF SURVIVORSHIP)

By:
WALTER E. DANIELS

By:
LINDA M. DANIELS

THIRD AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

SIGNATURE PAGE

IN WITNESS WHEREOF, the parties hereto have executed this THIRD AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.

INVESTOR:

RICHARD HOLCOMB

THIRD AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

SIGNATURE PAGE

IN WITNESS WHEREOF, the parties hereto have executed this THIRD AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.

INVESTOR:

JENNIFER GIBSON

THIRD AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

SIGNATURE PAGE

IN WITNESS WHEREOF, the parties hereto have executed this THIRD AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.

INVESTOR:

MONTAGU NEWHALL GLOBAL PARTNERS II, L.P.

By: Montagu Newhall General Partner II, L.P., its General Partner

By:

Name:	Jim Lim

Title:	General Partner

MONTAGU NEWHALL GLOBAL PARTNERS II-A, L.P.

By: Montagu Newhall General Partner II, L.P., its General Partner

By:

Name:	Jim Lim

Title:	General Partner

MONTAGU NEWHALL GLOBAL PARTNERS II-B, L.P.

By: Montagu Newhall General Partner II, L.P., its General Partner

By:

Name:	Jim Lim

Title:	General Partner

THIRD AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

SIGNATURE PAGE

Execution Version

AMENDMENT TO THE INVESTOR RIGHTS AGREEMENT,

THE CO-SALE AGREEMENT AND THE VOTING AGREEMENT

THIS AMENDMENT (this “Amendment”) TO THE INVESTOR RIGHTS AGREEMENT, THE CO-SALE AGREEMENT AND THE VOTING AGREEMENT (each of the foregoing agreements is defined below) is made and entered into as of August 29, 2008 by and between CHANNELADVISOR CORPORATION, a Delaware corporation (the “Company”), those certain holders of the common stock, par value $0.001 (the “Common Stock”) and the preferred stock, par value $0.001 (the “Preferred Stock”) of the Company set forth on Exhibit A hereto (the “Key Holders”) and the persons and entities who are holders of Preferred Stock set forth on Exhibit B hereto (the “Investors”).

RECITALS

WHEREAS, the Company and the Investors have entered into that certain Series C Preferred Stock Purchase Agreement, of even date herewith (the “Purchase Agreement”), pursuant to which the Investors purchased additional shares of the Company’s Series C Preferred Stock, par value $0.001 per share (the “Additional Series C Preferred”);

WHEREAS, the Company, the Investors and, as applicable, the Key Holders have entered into each of that certain Third Amended and Restated Investor Rights Agreement, dated as of April 26, 2007 (the “Investor Rights Agreement”), Third Amended and Restated Right of First Refusal and Co-Sale Agreement, dated as of April 26, 2007 (the “Co-Sale Agreement”) and Second Amended and Restated Voting Agreement, dated as of April 26, 2007 (the “Voting Agreement,” and together with the Investor Rights Agreement and the Co-Sale Agreement, the “Ancillary Agreements”). Capitalized terms used herein without definition shall have the meanings given to such terms in the Purchase Agreement;

WHEREAS, the Company and the Investors desire to amend the Ancillary Agreements to clarify that the Additional Series C Preferred purchased under the Purchase Agreement shall be fully incorporated into each of the Ancillary Agreements such that the holders of the newly issued Additional Series C Preferred shall have all of the same rights and be subject to all of the same obligations to the same extent as the holders of the Series C Preferred Stock previously issued under that certain Series C Preferred Stock Purchase Agreement, dated April 26, 2007 (the “Previous Series C Preferred”);

WHEREAS, Section 5.5 of the Investor Rights Agreement provides that the Investor Rights Agreement may be amended or modified only with the written consent of (i) the Company, (ii) the holders of at least a majority of the Registrable Securities (as defined therein) then outstanding and (iii) the holders of at least a majority of the Series C Preferred Stock then outstanding ((ii) and (iii) collectively, the “IRA Requisite Majorities”);

WHEREAS, Section 7.3 of the Co-Sale Agreement provides that the Co-Sale Agreement may be amended or modified only with the written consent of the Company and holders of at least a majority of the Common Stock (including shares issuable upon conversion of the Preferred Stock) then held by the Investors and Key Holders, voting together as a class (the “Co-Sale Requisite Majority”);

1

Execution Version

WHEREAS, Section 4.5 of the Voting Agreement provides that the Voting Agreement may be amended or modified only with the written consent of (i) the Company, (ii) holders of at least a majority of the shares of Common Stock (including shares issuable upon conversion of Preferred Stock) held by the Investors, (iii) holders of at least two-thirds of the shares of Common Stock (including shares issuable upon conversion of Preferred Stock) held by the Key Holders who are then providing services to the Company as directors, officers or employees, if any, (iv) Advanced Technology Ventures, (v) Kodiak Venture Partners II-A, L.P. and (vi) New Enterprise Associates 12, L.P. and NEA Ventures 2007, L.P. ((ii) through (vi) collectively, the “Voting Agreement Requisite Majorities,” and together with the Co-Sale Requisite Majority and IRA Requisite Majorities, the “Requisite Majorities”); and

WHEREAS, the Investors and Key Holders executing this Amendment hold the Requisite Majorities as of the date hereof.

AMENDMENT

NOW, THEREFORE, for and in consideration of the mutual promises and covenants set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Amendment hereby agree as follows:

1. The Investor Rights Agreement is hereby amended to fully incorporate the Additional Series C Preferred held by the Investors into the Investor Rights Agreement so that the holders of the Additional Series C Preferred shall have the same rights and obligations as the holders of the Previous Series C Preferred. For that purpose, the Additional Series C Preferred shall be deemed included in the definition of “Series C Preferred” and the “Shares” as defined in the Investor Rights Agreement.

2. The Co-Sale Agreement is hereby amended to fully incorporate the Additional Series C Preferred held by the Investors into the Co-Sale Agreement so that the holders of the Additional Series C Preferred shall have the same rights and obligations as the holders of the Previous Series C Preferred. For that purpose, the Additional Series C Preferred shall be deemed included in the definition of “Series C Stock” as defined in the Co-Sale Agreement.

3. The Voting Agreement is hereby amended to fully incorporate the Additional Series C Preferred held by the Investors into the Voting Agreement so that the holders of the Additional Series C Preferred shall have the same rights and obligations as the holders of the Previous Series C Preferred. For that purpose, the Additional Series C Preferred shall be deemed included in the definition of “Series C Preferred” as defined in the Voting Agreement.

4. The Voting Agreement is hereby further amended so that Section 4.5 of the Voting Agreement is amended and restated to read as follows:

4.5 Amendment or Waiver. This Agreement may be amended or modified (or provisions of this Agreement waived) only upon the written consent of all of the following: (i) the Company, (ii) holders of at least a majority of the Investor Shares (determined on an as-converted basis), (iii) holders of two-thirds (2/3) of the Key Holder Shares held by persons who are then providing services to the Company as directors, officers or employees, if any, (iv) ATV,

2

Execution Version

(v) Kodiak and (vi) NEA. Any amendment or waiver so effected shall be binding upon the Company, each of the parties hereto and any assignee of any such party. Notwithstanding the foregoing, Section 1.1 of this Agreement may be amended to add holders of additional holders of Common Stock or Preferred Stock as “Key Holders” or “Investors” hereunder by an instrument in writing signed by the Company and such holders.”

5. Intent. Notwithstanding anything in the foregoing to the contrary, the Ancillary Agreements shall otherwise be deemed to be amended such that the holders of the Additional Series C Preferred shall have all the same rights and be subject to all the same obligations to the same extent as the holders of the Previous Series C Preferred. To the extent any future amendment is necessary to clarify the intent of this Amendment, the Investors and Key Holders hereby consent to such further amendments to the extent necessary to clarify and fulfill the intent of this Amendment.

6. Governing Law. This Amendment shall be governed by and construed under the laws of the State of Delaware in all respects as such laws are applied to agreements among Delaware residents entered into and performed entirely within Delaware, without giving effect to conflict of law principles thereof.

7. Successors and Assigns. The provisions hereof shall inure to the benefit of, and be binding upon, the parties hereto and their respective successors, assigns, heirs, executors and administrators and other legal representatives.

8. Severability. In the event one or more of the provisions of this Amendment should, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Amendment, and this Amendment shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

9. Entire Agreement. This Amendment and the Exhibits hereto, along with the Ancillary Agreements and the other documents delivered pursuant thereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof and no party shall be liable or bound to any other in any manner by any oral or written representations, warranties, covenants and agreements except as specifically set forth herein and therein. Each party expressly represents and warrants that it is not relying on any oral or written representations, warranties, covenants or agreements outside of this Amendment and the Ancillary Agreements.

10. Notices. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified, (b) when sent by confirmed electronic mail, telex or facsimile if sent during normal business hours of the recipient, if not, then on the next business day, (c) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the holder appearing on the books of the Company or at such other address or electronic mail address as such party may designate by ten (10) days advance written notice to the other parties hereto

3

Execution Version

11. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

12. Amendment of Ancillary Agreements. The Ancillary Agreements are hereby amended. This Amendment shall become effective immediately upon execution by the Company and the holders of the Requisite Majorities. Other than as set forth in this Amendment, all of the terms and conditions of the Ancillary Agreements shall continue in full force and effect.

[SIGNATURE PAGES FOLLOW]

4

IN WITNESS WHEREOF, the parties hereto have executed this AMENDMENT TO THE INVESTOR RIGHTS AGREEMENT, THE CO-SALE AGREEMENT AND THE VOTING AGREEMENT as of the date set forth in the first paragraph hereof.

COMPANY:

CHANNELADVISOR CORPORATION

Signature:
Print Name:	M. Scot Wingo
Title:	President & Chief Executive Officer

KEY HOLDERS AND INVESTORS:

M. SCOT WINGO

ARIS A. BUINEVICIUS

JENNIFER GIBSON

EXHIBIT A

AMENDMENT TO THE INVESTOR RIGHTS AGREEMENT,

THE CO-SALE AGREEMENT AND THE VOTING AGREEMENT

Execution Version

IN WITNESS WHEREOF, the parties hereto have executed this AMENDMENT TO THE INVESTOR RIGHTS AGREEMENT, THE CO-SALE AGREEMENT AND THE VOTING AGREEMENT as of the date set forth in the first paragraph hereof.

KEY HOLDERS:

MICHAEL JONES

SCOTT ALRIDGE

DAVID SPITZ

EXHIBIT A

AMENDMENT TO THE INVESTOR RIGHTS AGREEMENT,

THE CO-SALE AGREEMENT AND THE VOTING AGREEMENT

Execution Version

IN WITNESS WHEREOF, the parties hereto have executed this AMENDMENT TO THE INVESTOR RIGHTS AGREEMENT, THE CO-SALE AGREEMENT AND THE VOTING AGREEMENT as of the date set forth in the first paragraph hereof.

INVESTOR:

NEW ENTERPRISE ASSOCIATES 12, LIMITED PARTNERSHIP

By: NEA Partners 12, Limited Partnership, its General Partner

By: NEA 12, GP, LLC, its General Partner

By:	/s/ Charles Newhall, III
Name:	Charles Newhall, III
Title:	Manager

NEA VENTURES 2007, LIMITED PARTNERSHIP

By:
Name:	Pamela J. Clark
Title:	Vice President

EXHIBIT A

AMENDMENT TO THE INVESTOR RIGHTS AGREEMENT,

THE CO-SALE AGREEMENT AND THE VOTING AGREEMENT

Execution Version

IN WITNESS WHEREOF, the parties hereto have executed this AMENDMENT TO THE INVESTOR RIGHTS AGREEMENT, THE CO-SALE AGREEMENT AND THE VOTING AGREEMENT as of the date set forth in the first paragraph hereof.

INVESTOR:

ADVANCED TECHNOLOGY VENTURES VII, L.P.

By: ATV Associates VII, L.L.C., its General Partner

By:
Name:	Robert C. Hower
Title:	Managing Director

ADVANCED TECHNOLOGY VENTURES VII (B), L.P.

By: ATV Associates VII, L.L.C., its General Partner

By:
Name:	Robert C. Hower
Title:	Managing Director

ADVANCED TECHNOLOGY VENTURES VII (C), L.P.

By: ATV Associates VII, L.L.C., its General Partner

By:
Name:	Robert C. Hower
Title:	Managing Director

ATV ENTREPRENEURS VII, L.P.

By: ATV Associates VII, L.L.C., its General Partner

By:
Name:	Robert C. Hower
Title:	Managing Director

EXHIBIT A

AMENDMENT TO THE INVESTOR RIGHTS AGREEMENT,

THE CO-SALE AGREEMENT AND THE VOTING AGREEMENT

Execution Version

IN WITNESS WHEREOF, the parties hereto have executed this AMENDMENT TO THE INVESTOR RIGHTS AGREEMENT, THE CO-SALE AGREEMENT AND THE VOTING AGREEMENT as of the date set forth in the first paragraph hereof.

INVESTOR:

KODIAK VENTURE PARTNERS II-A, L.P.

By:	Kodiak Ventures Management II, L.P., its General Partner
By:	Kodiak Ventures Management Company, Inc., its General Partner

By:
	Name:	Louis J. Volpe
	Title:	Treasurer

KODIAK VENTURE PARTNERS II-B, L.P.

By:	Kodiak Ventures Management II, L.P., its General Partner
By:	Kodiak Ventures Management Company, Inc., its General Partner

By:
	Name:	Louis J. Volpe
	Title:	Treasurer

KODIAK VENTURE PARTNERS III, L.P.

By:	Kodiak Ventures Management III, L.P., its General Partner
By:	Kodiak Ventures Management Company, LLC, its General Partner
By:	Kodiak Ventures Management Company, Inc., its Member

By:
	Name:	Louis J. Volpe
	Title:	Treasurer

KODIAK III ENTREPRENEURS FUND, L.P.

By:	Kodiak Ventures Management III, L.P., its General Partner
By:	Kodiak Ventures Management Company, LLC, its General Partner
By:	Kodiak Ventures Management Company, Inc., its Member

By:
	Name:	Louis J. Volpe
	Title:	Treasurer

EXHIBIT A

AMENDMENT TO THE INVESTOR RIGHTS AGREEMENT,

THE CO-SALE AGREEMENT AND THE VOTING AGREEMENT

Execution Version

IN WITNESS WHEREOF, the parties hereto have executed this AMENDMENT TO THE INVESTOR RIGHTS AGREEMENT, THE CO-SALE AGREEMENT AND THE VOTING AGREEMENT as of the date set forth in the first paragraph hereof.

INVESTOR:

THE ATLANTIS GROUP, LLC

By:
Name:	Roberta B. Hardy
Title:	Chairperson

EXHIBIT A

AMENDMENT TO THE INVESTOR RIGHTS AGREEMENT,

THE CO-SALE AGREEMENT AND THE VOTING AGREEMENT

Execution Version

IN WITNESS WHEREOF, the parties hereto have executed this AMENDMENT TO THE INVESTOR RIGHTS AGREEMENT, THE CO-SALE AGREEMENT AND THE VOTING AGREEMENT as of the date set forth in the first paragraph hereof.

INVESTOR:

SOUTHERN CAPITOL TECHNOLOGY FUND I, LLC

By:
Name:	David S. Jones
Title:	Principal

SOUTHERN CAPITOL TECHNOLOGY FUND II, L.P.

By:
Name:	David S. Jones
Title:	Principal

EXHIBIT A

AMENDMENT TO THE INVESTOR RIGHTS AGREEMENT,

THE CO-SALE AGREEMENT AND THE VOTING AGREEMENT

Execution Version

IN WITNESS WHEREOF, the parties hereto have executed this AMENDMENT TO THE INVESTOR RIGHTS AGREEMENT, THE CO-SALE AGREEMENT AND THE VOTING AGREEMENT as of the date set forth in the first paragraph hereof.

INVESTOR:

TRI-STATE INVESTMENT GROUP IV, LLC

By:
Name:	Stephen Clossick
Title:	Administrator

EXHIBIT A

AMENDMENT TO THE INVESTOR RIGHTS AGREEMENT,

THE CO-SALE AGREEMENT AND THE VOTING AGREEMENT

Execution Version

IN WITNESS WHEREOF, the parties hereto have executed this AMENDMENT TO THE INVESTOR RIGHTS AGREEMENT, THE CO-SALE AGREEMENT AND THE VOTING AGREEMENT as of the date set forth in the first paragraph hereof.

INVESTOR:

EBAY INC.

By:
Name:
Title:	Assistant Secretary

EXHIBIT A

AMENDMENT TO THE INVESTOR RIGHTS AGREEMENT,

THE CO-SALE AGREEMENT AND THE VOTING AGREEMENT

Execution Version

IN WITNESS WHEREOF, the parties hereto have executed this AMENDMENT TO THE INVESTOR RIGHTS AGREEMENT, THE CO-SALE AGREEMENT AND THE VOTING AGREEMENT as of the date set forth in the first paragraph hereof.

INVESTOR:

CHARLES COLEMAN

EXHIBIT A

AMENDMENT TO THE INVESTOR RIGHTS AGREEMENT,

THE CO-SALE AGREEMENT AND THE VOTING AGREEMENT

Execution Version

IN WITNESS WHEREOF, the parties hereto have executed this AMENDMENT TO THE INVESTOR RIGHTS AGREEMENT, THE CO-SALE AGREEMENT AND THE VOTING AGREEMENT as of the date set forth in the first paragraph hereof.

INVESTOR:

WALTER E. & LINDA M. DANIELS (AS JOINT TENANTS WITH RIGHT OF SURVIVORSHIP)

By:
WALTER E. DANIELS

By:
LINDA M. DANIELS

EXHIBIT A

AMENDMENT TO THE INVESTOR RIGHTS AGREEMENT,

THE CO-SALE AGREEMENT AND THE VOTING AGREEMENT

Execution Version

IN WITNESS WHEREOF, the parties hereto have executed this AMENDMENT TO THE INVESTOR RIGHTS AGREEMENT, THE CO-SALE AGREEMENT AND THE VOTING AGREEMENT as of the date set forth in the first paragraph hereof.

INVESTOR:

RICHARD HOLCOMB

EXHIBIT A

AMENDMENT TO THE INVESTOR RIGHTS AGREEMENT,

THE CO-SALE AGREEMENT AND THE VOTING AGREEMENT

Execution Version

EXHIBIT A

LIST OF INVESTORS

Name

New Enterprise Associates 12, Limited Partnership

Advanced Technology Ventures VII, L.P. Advanced Technology Ventures VII (B), L.P. Advanced Technology Ventures VII (C), L.P. ATV Entrepreneurs VII, L.P.

Kodiak Venture Partners II-A, L.P. Kodiak Venture Partners II-B, L.P. Kodiak Venture Partners III, L.P. Kodiak III Entrepreneurs Fund, L.P.

Aris A. Buinevicius

Linda & Walter Daniels (JT TEN)

M. Scot Wingo

The Atlantis Group, LLC

Southern Capitol Technology Fund I, LLC Southern Capitol Technology Fund II, L.P.

Tri-State Investment Group IV, LLC

eBay Inc.

Charles Coleman

Richard Holcomb

Robert Wilson Gibson

Jennifer Gibson

Montagu Newhall Crossover Ventures I, L.P.

EXHIBIT A

AMENDMENT TO THE INVESTOR RIGHTS AGREEMENT,

THE CO-SALE AGREEMENT AND THE VOTING AGREEMENT

EXHIBIT B

LIST OF KEY HOLDERS

M. Scot Wingo

Aris A. Buinevicius

Michael Jones

Jennifer Gibson

Scott Alridge

David Spitz

EXHIBIT B

AMENDMENT TO THE INVESTOR RIGHTS AGREEMENT,

THE CO-SALE AGREEMENT AND THE VOTING AGREEMENT